Mining interests	12 Months Ended
Dec. 31, 2020
Exploration And Evaluation Of Mineral Resources [Abstract]
Mining interests	Mining interests

	2020	2019
	$	$
Property, plant and equipment (depletable)
Fekola Mine, Mali
Cost	1,516,134	1,322,865
Accumulated depreciation and depletion	(416,559)	(258,580)
	1,099,575	1,064,285
Masbate Mine, Philippines
Cost, net of impairment	1,046,577	815,418
Accumulated depreciation and depletion	(361,438)	(295,616)
	685,139	519,802
Otjikoto Mine, Namibia
Cost	696,956	638,664
Accumulated depreciation and depletion	(371,138)	(323,152)
	325,818	315,512

Exploration and evaluation properties (pre-depletable)
Gramalote, Colombia, net of impairment	95,435	—
Kiaka, Burkina Faso	80,927	76,807
Anaconda Regional, Mali	28,991	25,450
Ondundu, Namibia	10,701	9,778
Mocoa Royalty, Colombia	10,230	10,230
Finland Properties, Finland	9,034	6,697
Bantako Nord, Mali	6,191	1,689
Uzbekistan Properties, Uzbekistan	4,131	2,164
Other	6,688	12,157
	252,328	144,972
Corporate & other
Office, furniture and equipment, net	24,160	2,160
	2,387,020	2,046,731
Investments in joint ventures and associates (accounted for using the equity method)
Gramalote, Colombia, net of impairment	—	77,265
Calibre, Nicaragua	76,235	53,471
	76,235	130,736
	2,463,255	2,177,467

Reversal of impairment on long-lived assets

Masbate

During the year ended December 31, 2014, the Company recorded a pre-tax impairment charge of $436 million on the carrying value of Masbate Mine property, plant and equipment. The net impairment recorded in the Consolidated Statement Operations, after taking into account a deferred income tax recovery of $131 million, was $305 million. Subsequently, during the year ended December 31, 2019, after reflecting the amount of depreciation that would have been recorded had the assets not been impaired, the Company recorded a pre-tax impairment reversal of $100 million on the carrying value of Masbate Mine property, plant and equipment. The net impairment reversal recorded in the statement operations in 2019, after taking into account a deferred income tax expense of $30 million, was $70 million.

During the year-ended December 31, 2020, the long-term consensus gold price continued to be above the long-term gold price assumptions used in the Company’s reserve estimations and life-of-mine plans. Consequently, during the year-ended December 31, 2020, the Company revised its long-term gold price estimate to $1,500 per ounce of gold. The increase in the long-term gold price was an indicator of impairment reversal. The Company performed an impairment reversal test on the Masbate Mine cash-generating unit (“CGU”) as at September 30, 2020.
The carrying values of the Masbate Mine property, plant and equipment were compared to the mine’s recoverable amount which was determined to be its FVLCD at September 30, 2020. To estimate the recoverable amount of the Masbate Mine’s CGU for impairment reversal, the Company utilized a discounted cash flow model incorporating estimates and assumptions that included such factors as reserves and resources, future production levels, metallurgical recovery estimates, operating and capital costs, future metal prices and the discount rate. Management’s estimate of the FVLCD of its CGUs is classified as level 3 in the fair value hierarchy. The Company’s estimate of future cash flows is subject to risks and uncertainty and, therefore, could change in the future if the underlying assumptions change.

Key assumptions used for the impairment tests were:

	2020	2019

Long-term gold price	$1,500/ounce	$1,350/ounce
Silver price	$17/ounce	$17/ounce
Estimated final year of production	2036	2036
Discount rate	5%	5%

The Company concluded that the carrying values of the Masbate Mine property, plant and equipment at September 30, 2020 was lower than the FVLCD and, combined with the previous impairment reversal, resulted in a complete reversal of the remainder of the original impairment loss recorded in 2014. After reflecting the amount of depreciation that would have been recorded had the assets not been impaired, the Company recorded a pre-tax impairment reversal of $174 million in the Consolidated Statement of Operations for the year. The net impairment reversal recorded in the Consolidated Statement of Operations for the year, after taking into account a deferred income tax expense of $52 million, was $122 million.

Sensitivities

The recoverable amount for the Masbate Mine CGU is most sensitive to changes in the long-term gold price and the discount rate. A decrease in the long-term gold price would have resulted in the Company making amendments to the mine plans that would partially offset the effect of a lower long-term gold price through lower operating and capital costs. Ignoring the impact on the life-of-mine plans, in isolation, a $100 per ounce decrease in the long-term gold price assumption would not have resulted in any change in the impairment reversal as there is sufficient headroom in the model to offset the impact of the reduction. A 50 basis point increase in the discount rate would also have resulted in no change to the impairment reversal.

Mineral interest updates

Gain on disposal of Nicaraguan Group

On October 15, 2019, the Company completed the sale of El Limon Mine, La Libertad Mine and other additional concessions in Nicaragua (collectively, the "Nicaraguan Group") to Calibre for consideration measured at $116 million (net of transaction costs), including settlement for certain working capital items. The measurement of the consideration was as follows:
•$40 million received in cash upon the closing of the transaction;
•$40 million in the form of 87,986,666 shares in Calibre (valued at Cdn. $0.60 per share using a foreign exchange rate of Cdn. $1.32 to $1) issued upon closing;
•$10 million deferred consideration payable one year from closing in either cash or shares measured at $9 million after discounting using the Company's estimate of Calibre's borrowing rate of 9.75%;
•$10 million in a 2 years convertible debenture bearing interest at 2% per annum, convertible at the option of B2Gold at a conversion price equal to Cdn. $0.75. The debenture was also convertible at the option of Calibre at a conversion price equal to Cdn. $0.81 providing the ten day volume-weighted average share price of Calibre shares is above the conversion price. In either scenario, the number of shares to be issued is adjusted based on the US $ / Cdn. $ exchange rate on the conversion date. The Company determined that the fair value of the debenture is equal to its face value; and
•$18 million for the working capital settlement, $13 million received 15 business days after closing and $5 million ($5 million after discounting at the estimated borrowing rate of 9.75%) payable one year from closing (Note 5). The working capital payment covers local cash, the book value of accounts receivable and prepaid expenses and the fair value of in-circuit, dore and bullion inventory.
The gain on the disposal of the Nicaraguan Group was $40 million, as outlined below:

$
Proceeds from sale:
Cash consideration, received upon closing	40,000
Common shares of Calibre, issued upon closing	39,997
Cash consideration, one year from closing discounted at 9.75%	9,112
Convertible debenture	10,000
Working capital settlement, receivable portion discounted at 9.75%	17,867
Transaction costs	(1,303)
Total proceeds from sale, net of transaction costs	115,673

Total assets sold	165,751
Total liabilities sold	(90,207)
Net assets sold	75,544

Gain on sale of Nicaraguan Group	40,129

Operating results of Nicaraguan Group

In accordance with IFRS 5, Non-current assets held for sale and discontinued operations, the Nicaraguan Group has been accounted for as a discontinued operation for the year ended December 31, 2019. The results of the Nicaraguan Group for the period to the date of sale have been presented as discontinued operations in the Consolidated Statement of Operations and the Consolidated Statement of Cash Flows. The following outlines the operating results of the Nicaraguan Group for the period ended October 14, 2019:

2019
$

Gold revenue	162,010

Cost of sales
Production costs	(111,403)
Depreciation and depletion	(17,685)
Royalties and production taxes	(5,727)
Total cost of sales	(134,815)

Gross profit	27,195

General and administrative	(3,237)
Share-based payments	(1,827)
Community relations	(1,574)
Foreign exchange losses	(1,107)
Other	(507)
Operating income	18,943

Interest and financing expense	(872)
Other	170
Income before taxes	18,241

Current income tax, withholding and other taxes expense	(7,995)
Deferred income tax expense	(3,264)
Net income from discontinued operations	6,982
Investment in associate

Subsequent to the disposal of the Nicaraguan Group, the Company owned approximately 30.1% of the outstanding common shares of Calibre. The Company determined that, effective October 15, 2019, it had significant influence over the decision-making process of Calibre as a result of the increase in share ownership and having an executive of the Company sit on Calibre's Board of Directors. Consequently, the Company is using the equity basis of accounting to account for this investment. The Company adjusts Calibre's financial results, where appropriate, to give effect to uniform accounting policies.

In November 2019, Calibre exercised its right to redeem the outstanding principal amount owing pursuant to the convertible debenture issued by Calibre to the Company as part of the purchase consideration. Accordingly, the Company received an additional 17,618,667 common shares of Calibre, thereby increasing the Company's ownership interest to approximately 33.8% of the outstanding common shares of Calibre at December 31, 2019. Due to subsequent stock issuance by Calibre, the Company's ownership interest has now diluted to 33.2%

Calibre is a Canadian gold mining and exploration company with two 100%-owned operating gold mines in Nicaragua. Calibre's head office is located in Canada and is a public company listed on the Toronto Stock Exchange. The trading price of Calibre on December 31, 2020 was Cdn $2.42 per share which corresponds to a quoted market value of $211 million (at a closing exchange rate of Cdn $1.28 per US$) for the Company's investment in Calibre.

The following table summarizes the change in the carrying amount of the Company's investment in associate:

$

Balance at December 31, 2018	—
Transfers from long-term investments (Note 8)	2,421
Shares issued in consideration for Nicaraguan Group	39,997
Shares issued upon conversion of convertible debenture	9,939
Share of net income for the year	1,114
Balance at December 31, 2019	53,471
Share of net income for the year	22,167
Gain on dilution	597
Balance at December 31, 2020	76,235

The equity accounting for Calibre is based on its published results to September 30, 2020 and an estimate of results for the period of October 1, 2020 to December 31, 2020. The following is a summary of the Condensed Interim Consolidated Balance Sheet of Calibre at September 30, 2020 on a 100% basis: Current assets - $101 million, non-current assets - $226 million, total assets - $327 million, current liabilities - $42 million, non-current liabilities - $83 million and net assets - $202 million. The following is a summary of the Condensed Interim Consolidated Statement of Operations of Calibre for the nine months ending September 30, 2020 on a 100% basis: Revenues - $163 million, production costs - $72 million, royalties and production taxes - $7 million, depreciation and depletion - $9 million, general and administrative expense - $6 million, stock-based compensation - $5 million, care and maintenance costs - $7 million, current income tax expense - $10 million, deferred income tax expense $7 million and net income - $40 million. The Company's equity share of Calibre's estimated net income for the year ended December 31, 2020 was $22 million (from October 15 to December 31, 2019 was $1 million).

Toega

On April 28, 2020, the Company and its 10% partner GAMS-Mining F&I Ltd ("GAMS") entered into a definitive agreement with West African Resources Limited ("West African") for the sale of the Toega property located in Burkina Faso. The purchase consideration, due 90% to B2Gold and 10% to GAMS, consists of: an initial non-refundable cash payment of $10 million; a further payment of $10 million in cash or shares due upon completion of a feasibility study within 2 years (at which time the permits comprising the Toega project will be transferred to West African); production payments of $25 million in the form of a 3% net smelter returns ("NSR") royalty on production from the Toega project area; and a further 0.5% NSR royalty (to commence after the 3% NSR outlined above has been fully paid) which is capped at 1.5 million ounces.

As a result of the transaction, the Company's $9 million share of the non-refundable cash payment has been credited to the carrying value of the mineral property and the remaining value of the Toega property of $12 million (December 31, 2019 - $22 million) has been classified as an asset held for sale on the Consolidated Balance Sheet at December 31, 2020.
Gramalote

On December 23, 2019, the Company and AngloGold entered into an amended and restated shareholders agreement for the Gramalote Project in Colombia. Under the revised agreement, B2Gold agreed to sole fund the first $13.9 million of 2020 budgeted expenditures on the Gramalote Project in Colombia, following which B2Gold and AngloGold will each hold a 50% ownership interest in the joint arrangement ($10.9 million of the sole fund amount) and B2Gold would continue its role of manager of the Gramalote joint arrangement, which it assumed on January 1, 2020 ($3 million of the sole fund amount). During the year ended December 31, 2020, the Company completed its sole-funding of the full $13.9 million, and the Company's interest in the joint arrangement was increased to 50% effective June 30, 2020. As a result of this and other changes in the amended shareholder agreement the Company determined that the Gramalote Project met the definition of a Joint Operation in accordance with IFRS 11, Joint Arrangements, effective June 30, 2020, and the Company has consolidated its share of the assets and liabilities of the Gramalote Project from this date. Each of B2Gold and its partner AngloGold Ashanti are now funding their share of expenditures pro rata.

Other

During the year-ended December 31, 2020, the Company wrote-off $11 million relating to non-core properties in Mali, Burkina Faso, Botswana and Ghana (2019 - $7 million).